Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events
3 2 .	Subsequent event s

In January 2020, the compensation committee of the Group approved and the Group has
granted, Mr. Eric Shen, the Group’s Chairman and Chief Executive Officer, and Mr. Arthur Hong, the Group’s Vice Chairman and Chief Operating Officer, option
s
to purchase 5,363,788 Class A ordinary shares. Both grants will vest over a six-year period, and their exercise price is US$66.85 per share, or US$13.37 per ADS. The fair value of the option
s
 at
gra
nt date is
estimated
to
be
US$240,114 (approxi
mately RMB1,671,625)
, which will be recognized in share-based compensation expenses over a six-year service
period.
Beginning in January 2020, the recent outbreak of coronavirus (COVID-19) has impacted the Group’s operations, specifically the offline retail shops for walk-in customers. As precautionary measures, the government in China extended the Lunar New Year Holiday into February 2020 and has implemented travel restrictions and closures of certain central China ports and government offices. Offline retail shops of certain region in China have experienced extended closures after the Lunar New Year Holiday. As of the date of this report, the Group has experienced a decline in the offline product revenues as well as the lease income from Shan Shan Outlets. The online product revenue sales decreased also due to delayed logistic services and slow response from the supplier chain.
The government of China has lifted the quarantine measures within the country gradually from the end of March 2020 and the operation of the business has gradually resumed. While the impact of this disruption in 2020 to our business and related financial impacts cannot be reasonably estimated at this time, the Group expects that its consolidated results of operations for the first half of 2020 will be affected with potential continuing impacts on subsequent periods.